ROWAN COMPANIES, INC. MONTHLY FLEET STATUS REPORT AS OF MARCH 27, 2012 Revisions to Fleet Status Report Noted in Bold

						Contract Status
		Depth (feet)		Year in			Day Rate	Estimated
Rig Class / Name		Water	Drilling	Service	Location	Customer	(in thousands)	Duration	Comments ($ in thousands)

Ultra Deepwater Drillships
GustoMSC 10,000
Rowan Reliance		12,000	40,000	2015		Available			Rig is contracted for construction by HHI with expected delivery in late 2014
Rowan Resolute		12,000	40,000	2014		Available			Rig is contracted for construction by HHI with expected delivery in mid 2014
Rowan Renaissance		12,000	40,000	2014		Available			Rig is contracted for construction by HHI with expected delivery in late 2013

Cantilever Jack-up Rigs:
N-Class
Rowan Norway	*	400	35,000	2011	UK N. Sea	Xcite Energy	Low 250s	October 2012	Rig commenced initial term of 240 days in mid March 2012. Contract has a one year priced option in the low 250s. Production fee of $1 per barrel of oil produced is also payable during the initial term. Xcite has agreed to release the rig following the initial term. Exercise date of the previously reported one year priced option in the low 250s has been deferred to eight months following the date operations under the initial term conclude. Any resulting rig requirement to be filled by an available rig selected by Rowan from the Super Gorilla Class or N-Class. Rig delivery to be within a nine month window commencing fourteen months from the option exercise date.
					Norway	ConocoPhillips	Low 350s	June 2016	Rig is expected to enter the shipyard in November 2012 for approximately 60 days prior to commencing a three and one-half year contract. The first 30 days in the shipyard is at zero day rate and the remainder are at a reduced day rate in the high 330s. The contract includes two priced options estimated at one year each. The first is at a day rate in the low 360s and the second is at a day rate in the low 370s.
Rowan Stavanger	*	400	35,000	2011	Norway	Talisman Norway	High 330s	May 2012	Rig is conducting accommodations work
							Low 350s	September 2012
							Mid 310s	December 2012
					UK N. Sea		Low 240s	June 2013
						Available		June 2014
						Lundin	Mid 340s	August 2015	Rig is contracted for 15 wells estimated to commence operations in the Norwegian sector of the North Sea in Q2 2014. In the event the contract extends beyond 1000 days, the day rate increases to the mid 360s for the first 500-day extension and to the mid 370s for the second 500-day extension. The Company may substitute a comparable rig depending on availability
							Mid 350s	November 2016

Rowan Viking	*	400	35,000	2011	UK N. Sea	Total UK	Low 220s	January 2013
S116-E EXL
Rowan EXL IV		350	35,000	2011					Rig is mobilizing to the Malaysia – Thailand Joint Development Area under a Letter of Award from Carigali Hess for approximately 31 months commencing May 2012 at a day rate in the low $150s. Rig was idle for 28 days during the month of February 2012.
Rowan EXL III		350	35,000	2011	Gulf of Mexico	McMoRan	Low 140s	March 2012
Rowan EXL II		350	35,000	2011	Trinidad	BP Trinidad	Mid 130s	February 2014
Rowan EXL I		350	35,000	2010	Gulf of Mexico	McMoRan	Low 140s	April 2012
240C
Joe Douglas		375	35,000	2012	Gulf of Mexico	Rooster Petroleum	Mid 120s	May 2012	Rig has a verbal commitment from McMoRan for one ultra deep gas well in the Gulf of Mexico (approximately one year) at a day rate in the low 180s.
Ralph Coffman		375	35,000	2009	Gulf of Mexico	Energy XXI	Mid 120s	May 2012
					Egypt	BG Egypt	Mid 220s	September 2014	Rig is expected to enter the shipyard in the Gulf of Mexico in May 2012 for approximately 45 days at a reduced day rate in the low 180s, and in the low 60s if the shipyard time goes longer. Rig is expected to commence operations in Egypt in September 2012. The contract includes a priced option for one additional well with an expected duration of 270 days in the low 200s.
Rowan-Mississippi		375	35,000	2008	Middle East	Saudi Aramco	Low 200s	June 2014	Company may be subject to penalty of up to one-half of the day rate for every day the rig was late beyond June 15, 2011, or approximately $21,000 per day, which is reflected in the indicated day rate. The Company has submitted a formal appeal to Aramco to reverse the penalty. The contract includes a priced option for one additional year in the mid 190s.
225C Tarzan
J.P. Bussell		300	35,000	2008	Vietnam	Petronas Carigali	High 120s	July 2012
							Mid 120s	October 2012
Hank Boswell		300	35,000	2006	Middle East	Saudi Aramco	High 120s	May 2014	Rig is expected to enter the shipyard for approximately 60-90 days in Q4 2012 for customer-required well control equipment upgrades. No day rate revenue will be recognized while the rig is in the shipyard.
Bob Keller		300	35,000	2005	Middle East	Saudi Aramco	High 120s	May 2014	Rig will enter the shipyard for another 60-90 days in Q2/Q3 2012 for customer-required well control equipment upgrades. No day rate revenue will be recognized while the rig is in the shipyard
Scooter Yeargain		300	35,000	2004	Middle East	Saudi Aramco	High 120s	August 2014	Rig is expected to enter the shipyard for approximately 90-120 days in early Q4 2012 for customer-required well control equipment and mud pump upgrades. No day rate revenue will be recognized while the rig is in the shipyard.
224C Super Gorilla XL
Bob Palmer		550	35,000	2003	Middle East	Saudi Aramco	Low 270s	June 2014	The indicated day rate reflects an approximate $6000 per day penalty for late delivery of the rig. The Company has submitted a formal appeal to Aramco to reverse the penalty. The contract includes a priced option for one additional year in the mid 290s.
219C Super Gorilla
Rowan Gorilla VII		400	35,000	2002	UK N. Sea	Apache	Low 180s	May 2012	The contract includes two (2) six-month options at mutually–agreed rates with a cap of 120% of the current day rate.
Rowan Gorilla VI		400	35,000	2000	UK N. Sea	BG	Low 200s	December 2012	The contract includes priced option for one well estimated for 300 days in the low 220s
					Norway	ConocoPhillips	Low 350s	September 2016	Following the release of the rig from BG, it is expected to enter the shipyard for approximately 60 days prior to commencing a three and one-half year contract in late Q1 2013. The first 30 days in the shipyard are at zero day rate and the remainder is at a reduced day rate in the high 330s. The contract includes two priced options estimated at one year each. The first is at a day rate in the low 360s and the second is at a day rate in the low 370s
Rowan Gorilla V		400	35,000	1998	UK N. Sea	Total	Low 180s	June 2012
							Mid 200s	March 2013
200C Gorilla
Rowan Gorilla IV		450	35,000	1986	Gulf of Mexico	Walter Oil & Gas	Mid 120s	June 2012	Rig is expected to enter the shipyard at the conclusion of the current contract for life enhancement upgrades through the remainder of 2012. Rig was idle for 11 days during the month of February 2012
									We are in discussions with Pemex regarding the application and payment of the day rate charges for approximately 60 days of downtime occurring during August through November 2011. No day rate revenue was recognized during the periods of downtime.
Rowan Gorilla III		450	30,000	1984	Trinidad	Niko Resources / Bayfield Energy	Low 130s	November 2012	Contract is for a firm term of eight wells with an expected duration of one year. Customer has the option to extend the contract for up to nine additional wells with an expected duration of one year. The day rate for wells spud in the second year of the contract is the low 130s.
Rowan Gorilla II		350	30,000	1984	Malaysia	Petronas Carigali	High 110s	November 2012
116C
Rowan-California		300	30,000	1983	Middle East	Wintershall	Mid 70s	August 2012	Rig commenced operations in late March 2012.
Cecil Provine		300	30,000	1982	Gulf of Mexico	Apache	Mid 70s	June 2012	Rig will undergo approximately two weeks of shipyard time in April 2012 for inspections and upgrades during which time no day rate revenue will be recognized.
Gilbert Rowe		350	30,000	1981	Middle East	Shipyard		December 2012	Rig is in the shipyard for upgrades and was idle for the month of February 2012.
						Saudi Aramco	Low 120s	December 2015
Arch Rowan		350	30,000	1981	Middle East	Saudi Aramco	Low 80s	November 2014	Rig was in the shipyard for contractual upgrades for 17 days during the month of February 2012. Company may be subject to a penalty of up to one-half of the day rate for every day beyond November 13, 2011, which is reflected in the indicated day rate. Any such penalty would be recognized ratably over the remaining contract period.
Charles Rowan		350	30,000	1981	Middle East	Saudi Aramco	Low 80s	November 2014	Rig was in the shipyard for contractual upgrades during the month of February 2012. Rig commenced operations in mid March 2012. Company may be subject to a penalty of up to one-half of the day rate for every day beyond November 13, 2011, which is reflected in the indicated day rate. Any such penalty would be recognized ratably over the remaining contract period.
Rowan-Paris		350	30,000	1980	Middle East	Available			Rig is in the shipyard. Company is considering possible upgrades. Rig was idle during the month of February 2012.
Rowan-Middletown		350	30,000	1980	Middle East	Saudi Aramco	Low 80s	November 2014	Rig was in the shipyard for contractual upgrades during the month of February 2012. Rig is expected to commence operations in mid April 2012. Company may be subject to a penalty of up to one-half of the day rate for every day beyond November 13, 2011, which is reflected in the indicated day rate. Any such penalty would be recognized ratably over the remaining contract period.
Conventional Jack-ups
116 Slot
Rowan-Juneau		250	30,000	1977	Gulf of Mexico	Available			Rig was idle during the month of February 2012.
84 Slot
Rowan-Alaska		350	30,000	1975	Gulf of Mexico	Available			Rig was idle during the month of February 2012.
Rowan-Louisiana		350	30,000	1975	Gulf of Mexico	McMoRan	Low 70s	May 2012	Contract includes a priced option for one additional well estimated for 220 days at a day rate in the low 80s.

"*" Denotes Keppel unit design constructed at Keppel FELS shipyard in Singapore.  Rig Class denotes LeTourneau, Inc. hull number. 200-C is a Gorilla class unit designed for extreme hostile environment capability. 219-C is a Super Gorilla class unit, an enhanced version of the Gorilla class, and 224-C is a Super Gorilla XL design.  225-C is a Tarzan Class unit.  240-C is LeTourneau's latest jack-up design.  Estimated contract durations reflect either stated drilling periods or expected time required for the contracted well or wells. Rowan EXL is an enhanced version of the Super 116E class.  Unless otherwise indicated, all day rates include estimated amortization of contract mobilization/modification revenues.

ROWAN HEREBY ADVISES THAT THE TABLE SET FORTH ABOVE MAY CONTAIN INACCURATE, INCOMPLETE AND/OR INCORRECT INFORMATION AND IS SUBJECT TO CHANGE AT ANY TIME.  THE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY PURPOSE, AND ROWAN HEREBY DISCLAIMS ANY LIABILITY RELATING TO THE USE OF THE INFORMATION SET FORTH ABOVE.

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.